UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

INTUITIVE MACHINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40823	36-5056189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13467 Columbia Shuttle Street Houston, Texas	77059
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 520-3703

N/A

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 13, 2026, Intuitive Machines, Inc. (the “Company”) consummated the acquisition (the “Acquisition”) of 100% of the issued and outstanding membership interests of Lanteris Space Holdings LLC (“Lanteris”) through its subsidiary, Intuitive Machines, LLC (“Purchaser”), pursuant to the previously announced Membership Interest Purchase Agreement, dated as of November 3, 2025 (the “Purchase Agreement”), by and among the Company, Purchaser, Lanteris, Vantor Holdings Inc. (“Seller”) and Galileo TopCo, Inc. The Acquisition, first announced on November 4, 2025, was completed for $800 million before closing adjustments, consisting of $450 million in cash and $350 million of Intuitive Machines, Inc. Class A Common Stock, par value $0.0001 per share (the “Common Stock”).

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Acquisition, on January 13, 2026, the Company entered into a registration rights agreement with Seller, pursuant to which Seller received certain registration rights, including the right to initiate up to three underwritten public offerings, and piggyback registration rights relating to the Stock Consideration.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified by the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Waiver, Consent, Amendment and Assignment Agreement of Orbital Receivables Purchase Facility

On January 13, 2026, in connection with closing of the Acquisition, Purchaser entered into a Waiver, Consent, Amendment and Assignment Agreement (the “Waiver, Consent, Amendment and Assignment Agreement”), with Lanteris Space LLC (a subsidiary of Lanteris), as seller and servicer, Vantor Parent Inc. (an affiliate of Seller), as assignor and existing guarantor and ING Belgium NV/SA (“ING”), pursuant to which Purchaser became a guarantor under the Amended and Restated Receivables Purchase Agreement dated as of December 1, 2023 (as amended by that certain Omnibus Amendment dated as of May 21, 2024 among Lanteris, Seller and ING, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Orbital Receivables Purchase Facility”).

Pursuant to the Waiver, Consent, Amendment and Assignment Agreement, ING consented to the “Change of Control” of Lanteris Space LLC resulting from the Acquisition, consented to the assignment of the guarantee under the Orbital Receivables Purchase Facility to Purchaser, waived any and all Defaults or Events of Default resulting from such Change of Control and agreed that the Acquisition and resulting Change of Control will not constitute a Repurchase Event, and Vantor Parent Inc. assigned to Purchaser all of its rights, title and interest in and to, and obligations under the Orbital Receivables Purchase Facility (with all capitalized terms used in this paragraph having the meanings contained in the Orbital Receivables Purchase Facility).

Under the Orbital Receivables Purchase Facility, Lanteris may at any time during the term (through December 1, 2026), propose terms by which ING may purchase certain orbital payment receivables of Lanteris, which ING may decide, on a case-by-case basis, whether to accept. The maximum aggregate amount of receivables purchased or agreed to be purchased at any time under the Orbital Receivables Purchase Facility during its term is $250,000,000. If a customer prepays an orbital payment that has been purchased by ING, Lanteris Space LLC must provide ING with a “make-whole” payment pursuant to a net present value formula contained in the Orbital Receivables Purchase Facility.

The foregoing description of the Waiver, Consent, Amendment and Assignment Agreement does not purport to be complete and is qualified by the full text of such agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Waiver of Loan Security Agreement

On January 12, 2026, the Company, Purchaser and Stifel Bank entered into a waiver (the “Stifel Waiver”), in respect of that certain Loan and Security Agreement, dated as of March 4, 2025, among such parties, pursuant to which Stifel Bank consented to the Acquisition while halting any borrowing and covenant obligations by the Company or Purchaser under such facility.

The foregoing description of the Stifel Waiver does not purport to be complete and is qualified by the full text of such agreement, which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information under “Explanatory Note” is incorporated by reference into this Item 2.01.

In accordance with the terms and conditions of the Purchase Agreement, in connection with closing, Purchaser paid the purchase consideration to the Seller consisting of (i) 22,991,028 newly issued shares of Common Stock valued at approximately $284 million in the aggregate (the “Stock Consideration”), and (ii) approximately $403 million in cash (the “Cash Consideration”), and in the case of the Cash Consideration, subject to adjustment as set forth in the Purchase Agreement. The Stock Consideration was issued based on an assumed value of $12.34 per share of Common Stock, representing the volume weighted average price of the Common Stock for the ten consecutive trading day period ended October 31, 2025, the last trading day prior to execution of the Purchase Agreement.

As contemplated by the Purchase Agreement, at the closing of the Acquisition, Seller and Lanteris entered into a Transitional Services Agreement, pursuant to which Seller agreed to continue to provide or procure the provision of certain services, only on a transitional basis and in relation to specified business activities of Lanteris, for payment amounts set forth therein.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to Company Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2025 and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the disclosure set forth in Item 1.01 under the heading “Orbital Receivables Purchase Facility” is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 2.01 is incorporated by reference herein. The Stock Consideration issued to Seller in connection with the Acquisition was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.

On January 13, 2026, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The financial statements required by this item will be filed by amendment to this Form 8-K no later than 71 calendar days after the date on which this Form 8-K must be filed.

(b) Pro Forma Financial Information.

The financial statements required by this item will be filed by amendment to this Form 8-K no later than 71 calendar days after the date on which this Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1	Membership Interest Purchase Agreement, dated November 3, 2025, by and among Intuitive Machines, Inc., Intuitive Machines, LLC, Vantor Holdings Inc., Galileo Topco, Inc., and Lanteris Space Holdings LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on November 4, 2025).

10.1	Registration Rights Agreement, dated January 13, 2026, by and among Intuitive Machines, Inc. and the other parties thereto.

10.2	Waiver, Consent, Amendment and Assignment Agreement, dated January 13, 2026, by and among Lanteris Space LLC, as seller and servicer, Vantor Parent Inc., as assignor and existing guarantor, Intuitive Machines, LLC, as assignee and new guarantor, and ING Belgium NV/SA.

10.3	Consent to Loan and Security Agreement, dated January 12, 2026, by and among Intuitive Machines, Inc., Intuitive Machines, LLC and Stifel Bank in respect of the Loan and Security Agreement, dated as of March 4, 2025.

99.1	Press Release, dated January 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2026	INTUITIVE MACHINES, INC.

	By:	/s/ Peter McGrath
	Name:	Peter McGrath
	Title:	Chief Financial Officer and Senior Vice President